UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2010
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File	Identification Number)
Number)

1901 Churn Creek Road
Redding, California		96002

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (530) 772-3955
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As described in its press release, dated March 23, 2010, and its final prospectus dated March 23, 2010 and filed on March 24, 2010 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), on March 23, 2010, Bank of Commerce Holdings (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Howe Barnes Hoefer & Arnett, Inc., as representative of the underwriters listed therein (the “Underwriters”). The Underwriting Agreement provides for the offer and sale in a firm commitment offering of 7,200,000 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), sold by the Company at a price to the public of $4.25 per share ($4.0375 per share, net of underwriting discounts), for aggregate gross proceeds of $30,600,000 and estimated net proceeds to the Company of $28.8 million after deducting underwriting discounts and commissions and estimated offering expenses. Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 1,080,000 shares of Common Stock to cover over-allotments, if any.
In the Underwriting Agreement, the Company made customary representations, warranties and covenants concerning the Company and the Registration Statement related to the offering of the Shares, and agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
The foregoing description of the Underwriting Agreement is qualified by reference to the Underwriting Agreement attached as Exhibit 1.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On March 23, 2010 Bank of Commerce Holdings issued a press release announcing the pricing of a public offering of common stock. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
(1.1)Underwriting Agreement by and between Bank of Commerce Holdings and Howe Barnes Hoefer & Arnett, Inc., as representative of the Underwriters, dated March 23, 2010.
(99.1) Press Release dated March 23, 2010 announcing the pricing of a public offering of common stock by Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 23, 2010	/s/ Samuel D. Jimenez

By: Samuel D. Jimenez
Senior Vice President and
Chief Financial Officer

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